UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 25, 2026

REAL ASSET ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42613	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

174 Nassau Street,
Suite 2100

Princeton, New Jersey 08542

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (609) 924-0759

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	RAAQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	RAAQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole redeemable warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	RAAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 25, 2026, Real Asset Acquisition Corp., a Cayman Islands exempted company (“RAAQ”), held an extraordinary general meeting of shareholders (the “RAAQ Shareholders’ Meeting”) in connection with its proposed business combination (the “Business Combination”) with IQM Quantum Computers Oyj (f/k/a IQM Finland Oy) (“IQM”).

On June 3, 2026, the record date for the RAAQ Shareholders’ Meeting, there were 23,000,000 ordinary shares, par value $0.0001 per share, of RAAQ (the “Ordinary Shares”), entitled to be voted at the RAAQ Shareholders’ Meeting. At the RAAQ Shareholders’ Meeting, 14,488,401 Ordinary Shares, or approximately 63% of the shares entitled to vote at the RAAQ Shareholders’ Meeting, were represented in person or by proxy, which constituted a quorum.

RAAQ’s shareholders voted on the following proposals at the RAAQ Shareholders’ Meeting, each of which was approved. The final vote tabulation is set forth below.

Shareholder Proposal No. 1 - Business Combination Proposal

A proposal to approve and authorize, by ordinary resolution, the business combination agreement, dated as of February 22, 2026 (as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among RAAQ, IQM, IQM US LLC, a Delaware limited liability company and an indirect, wholly-owned subsidiary of IQM (“Merger Sub”), and ECLIPSE QC S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg and a direct, wholly-owned subsidiary of IQM (“LuxCo”), pursuant to which, among other things, (i) IQM will effectuate certain internal capital restructuring steps immediately prior to the effective time of the Merger (as defined below), (ii) promptly thereafter, RAAQ will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as an indirect wholly-owned subsidiary of IQM, (iii) each issued and outstanding Class A ordinary share of RAAQ will be automatically cancelled and exchanged for the right to receive one American depositary share of IQM, with each such American depositary share representing one ordinary share of IQM, and (iv) each warrant of RAAQ will be assumed by IQM and become a warrant to purchase one American depositary share of IQM, in each case in accordance with the terms and subject to the conditions of the Business Combination Agreement (collectively, the “Business Combination,” and such proposal, the “Business Combination Proposal”).

The voting results for such proposal were as follows:

For	Against	Abstain
13,687,335	800,760	306

Shareholder Proposal No. 2 - Merger Proposal

A proposal to approve, by special resolution, assuming the Business Combination Proposal is approved and adopted, the Merger and the Plan of Merger (as defined in the Business Combination Agreement), substantially in the form attached to the proxy statement/prospectus as Annex B, pursuant to which RAAQ will merge with and into Merger Sub, with Merger Sub surviving the Merger as a direct wholly-owned subsidiary of LuxCo and an indirect wholly-owned subsidiary of IQM (the “Merger Proposal”).

The voting results for such proposal were as follows:

For	Against	Abstain
13,687,536	800,760	105

Additional Information and Where to Find It

In connection with the Business Combination, IQM filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (the “Registration Statement”), which included a proxy statement of RAAQ and a prospectus of IQM. The Registration Statement was declared effective by the SEC on June 5, 2026, and RAAQ mailed the definitive proxy statement/prospectus relating to the Business Combination to its shareholders. The definitive proxy statement/prospectus contains important information about the Business Combination and related matters. RAAQ’s shareholders and other interested persons may obtain copies of the Registration Statement, including the definitive proxy statement/prospectus, and other documents filed or that will be filed by RAAQ and IQM with the SEC, free of charge, through the website maintained by the SEC at www.sec.gov.

Forward Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the U.S. federal securities laws and “forward-looking information” within the meaning of applicable non-U.S. securities laws (collectively, “forward-looking statements”). Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based upon current estimates and assumptions that, while considered reasonable by IQM and its management, and RAAQ and its management, as the case may be, are inherently uncertain. These statements include: projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections regarding IQM’s ability to commercialize new products and technologies; projections of development and commercialization costs and timelines; expectations regarding IQM’s ability to execute its business model and the expected financial benefits of such model; expectations regarding IQM’s ability to attract, retain and expand its customer base; IQM’s deployment of proceeds from capital raising transactions; IQM’s expectations concerning relationships with strategic partners, suppliers, governments, state-funded entities, regulatory bodies and other third parties; IQM’s ability to maintain, protect and enhance its intellectual property; future ventures or investments in companies, products, services or technologies; development of favorable regulations affecting IQM’s markets; the successful consummation and potential benefits of the proposed business combination and expectations related to its terms and timing; the stock exchanges on which the securities of the combined company are expected to trade; proceeds from the business combination and related PIPE; funds received by the combined company from RAAQ’s trust account and redemptions by RAAQ’s public shareholders; IQM’s ability to commercialize its hardware and software; the expectation that IQM is building the sovereign infrastructure that allows quantum ecosystems to grow; and the potential for IQM to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of IQM and RAAQ.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause the actual results of the combined company following the proposed Business Combination, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that IQM is pursuing an emerging technology, which faces significant technical challenges and may not achieve commercialization or market acceptance; IQM’s historical net losses and limited operating history; IQM’s expectations regarding future financial performance, capital requirements and unit economics; IQM’s use and reporting of business and operational metrics; IQM’s competitive landscape; IQM’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; IQM’s concentration of revenue in contracts with government or state-funded entities; IQM’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; IQM’s reliance on strategic partners and other third parties; IQM’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the possibility that required regulatory approvals for the proposed Business Combination are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed Business Combination; the risk that shareholders of RAAQ could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings or government investigations that may be commenced against IQM or RAAQ; failure to realize the anticipated benefits of the proposed Business Combination; the ability of IQM or the combined company to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future; and other factors described in the Registration Statement and RAAQ’s and IQM’s other filings with the SEC. These forward-looking statements are based on certain assumptions, including that none of the risks identified above materialize; that there are no unforeseen changes to economic and market conditions, and that no significant events occur outside the ordinary course of business. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by IQM, RAAQ or the combined company resulting from the proposed Business Combination with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of IQM’s and RAAQ’s management as of the date of this Current Report; subsequent events and developments may cause their assessments to change. While IQM and RAAQ may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so, unless required by applicable securities laws. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this Current Report, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. An investment in RAAQ is not an investment in any of RAAQ’s founders’ or sponsors past investments, companies, or affiliated funds. The historical results of those investments are not indicative of future performance of RAAQ, which may differ materially from the performance of RAAQ’s founders’ or sponsors past investments.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction, including any European Economic Area member state or the United Kingdom. This Current Report is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. Any potential dual listing of IQM’s ordinary shares on the Helsinki stock exchange referred to in this Current Report would be made by means of a prospectus as set out in the EU Prospectus Regulation. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2026

REAL ASSET ACQUISITION CORP.

By:	/s/ Peter Ort
Name:	Peter Ort
Title:	Principal Executive Officer and Co-Chairman

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